SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                -----------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 3, 2003


                          BROOKMOUNT EXPLORATION, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada

                 (State or Other Jurisdiction of Incorporation)

               0-26709                               98-0201259
    ------------------------------     -------------------------------------
        (Commission File Number)         (IRS Employer Identification No.)


              666 Burrard Street, Suite 600, Vancouver, BC, V6C 2X8
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               (Address of Principal Executive Offices) (Zip Code)

                                (604) 676 - 5244
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.01         Changes in Registrant's Certifying Accountant.

Previous Independent Auditor

On July 4, 2005, Amisano Hanson, Chartered Accountants, was dismissed as our independent auditor. Amisano Hanson's reports on our financial statements for the fiscal years ended November 30, 2003 and November 30, 2004, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants has been approved by our board of directors.

For the fiscal years ended November 30, 2003 and November 30, 2004, and up to the date of Amisano Hanson's dismissal on July 4, 2005, there has been no disagreement between us and Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

New Independent Auditor

We have engaged Dale Matheson Carr-Hilton LaBonte ("DMCHL"), Chartered Accountants of Vancouver, British Columbia as our new independent accountants. We have not consulted with DMCHL regarding the application of accounting principles, the type of audit opinion that might be rendered by DMCHL or any other matter.

ITEM 7.  Financial Statements and Exhibits

c)       Exhibits

         Exhibit No.          Document Description
         -----------          --------------------
            16                Letter from Amisano Hanson, Chartered Accountants


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Brookmount Exploration, Inc.
                                                  a Nevada corporation

                                                  /s/  Peter Flueck
                                                  By:___________________________
                                                     Peter Flueck, President



DATED:  August 17, 2005